UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cheetah Net Supply Chain Service Inc.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

CHEETAH NET SUPPLY CHAIN SERVICE INC.

2024 Annual Meeting
Vote by July 1, 2024
11:59 PM ET

CHEETAH NET SUPPLY CHAIN SERVICE INC.
6201 FAIRVIEW RD STE225
CHARLOTTE, NC 28210

V48226-P10006

You invested in CHEETAH NET SUPPLY CHAIN SERVICE INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 2, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 18, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

July 2, 2024
9:30 AM (ET)

Virtually at:
www.virtualshareholdermeeting.com/CTNT2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) Huan Liu 02) Xianggeng Huang 03) Adam Eilenberg 04) Huiping (Catherine) Chen 05) Huibo Deng	For
2.	To ratify the appointment of Assentsure PAC as the independent registered public accounting firm of the Company for the year ending December 31, 2024;	For
3.	To approve Cheetah Net Supply Chain Service Inc. 2024 Stock Incentive Plan;	For
4.	To approve the Third Amended and Restated Articles of Incorporation to increase the number of shares of the Company's Class A common stock authorized to be issued to 891,750,000 shares; and	For
5.	To approve the Third Amended and Restated Articles of Incorporation to increase the number of shares of the Company's Class B common stock authorized to be issued to 108,250,000 shares.	For

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V48227-P10006